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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 27, 2004

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                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                          1-9924                      52-1568099
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                 Citigroup Inc.

                           Current Report on Form 8-K

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On September 27, 2004, Citigroup announced that Todd Thomson, Citigroup's current Chief Financial Officer and Head of Operations, Technology and Strategy, will be appointed Chairman and CEO of Smith Barney effective November 5, 2004.

(c) On September 27, 2004, Citigroup announced that Sallie Krawcheck, current Chairman and CEO of Smith Barney, will be appointed Chief Financial Officer and Head of Strategy of Citigroup effective November 5, 2004. Ms Krawcheck, 39, has served as Chairman and CEO of Smith Barney since 2002, and is a member of the Citigroup Management Committee. Before this time, Ms. Krawcheck served as Chairman and CEO of the independent research firm Sanford C. Bernstein. From 1999 to 2000, she was Executive Vice President of Bernstein's parent company, Alliance Capital Management, L.P. and was Director of Research at Bernstein. Ms. Krawcheck joined Bernstein in 1994 as a senior research analyst.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2004        CITIGROUP INC.


                                 By:  /s/  Michael S. Helfer
                                      -----------------------------------------
                                 Name:  Michael S. Helfer
                                 Title: General Counsel and Corporate Secretary